Exhibit 10.1

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                      Novelis Founders Performance Award - Brian Sturgell
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            Novelis Share Price Targets
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Initial Price - March 24      $21.82 - NYSE Closing Price on March 24, 2005
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8% Increase Price             $23.57 - Tranche #1
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16% Increase Price            $25.31 - Tranche #2
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25% Increase Price            $27.28 - Tranche #3
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              Performance Share Units (PSUs) To Be Awarded
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                             ------------------------------------------------------------------------------------------
                                                            Share                Start of               End of
                                   # of PSUs                Price              Measurement            Measurement
                                    Awarded              Target [1]               Period                Period
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Tranche #1                                        0               $ 23.57     March 24, 2005        March 23, 2008
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Tranche #2                                   70,275               $ 25.31     March 24, 2006        March 23, 2008
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Tranche #3                                   70,275               $ 27.28     March 24, 2007        March 23, 2008
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       Total Potential Award                140,550
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[1] Closing share price on the NYSE must reach or exceed this level for 15 consecutive trading days
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          PSU Value at Share Price Target
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                             --------------------------------------------------------------------
                                   # of PSUs             Share Price               Cash
                                  Paid in Cash             Target              Payment [1]
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Tranche #1                                        0               $ 23.57                    $ -
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Tranche #2                                   70,275               $ 25.31            $ 1,778,660
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Tranche #3                                   70,275               $ 27.28            $ 1,917,102
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       Total Potential Value                                                         $ 3,695,762
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[1] Actual payment will be based on closing share price on NYSE for 5 trading days prior to payment

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        Payment Date
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Tranche #1                   Later of March 24, 2006 or six months after PSUs awarded
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Tranche #2                   Later of March 24, 2007 or six months after PSUs awarded
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Tranche #3                   Later of March 24, 2008 or six months after PSUs awarded
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Agreed and Accepted by:

Executive's Name: Brian Sturgell

Executive's Signature:        /s/ Brian Sturgell           Date: March 14, 2006
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